Exhibit 99.1

Buy Privately, Sell Publicly, Capture the Difference™

Q4 2012 Investor Presentation

Nasdaq: KIPO

www.KeatingCapital.com

2  Disclaimer Buy Privately, Sell Publicly, Capture the DifferenceTM Keating Capital, Inc. (“Keating Capital”) is a Maryland corporation that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. Keating Investments, LLC  (“Keating Investments”) is an SEC registered investment adviser and acts as an investment adviser and receives base management and/or incentive fees from Keating Capital. Keating Investments and Keating Capital operate under the generic name of Keating. This presentation is a general communication of Keating and is not intended to be a solicitation to purchase or sell any security.  This presentation may contain certain forward-looking statements, including statements with regard to the future performance of Keating Capital. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results to differ materially are included in Keating Capital’s Form 10-K and Form 10-Q, and other SEC filings, and include uncertainties of economic, competitive, and market conditions, and future business decisions all of which are difficult or impossible to predict accurately, and many of which are beyond the control of Keating Capital. Although Keating Capital believes that the assumptions underlying the forward-looking statements included herein are reasonable, any of the assumptions could be inaccurate and therefore there can be no assurance that the forward-looking statements included herein will prove to be accurate. Except as required by the federal securities laws, Keating Capital undertakes no obligation to revise or update this presentation (including the slides presented) or any forward-looking statements contained herein, whether as a result of new information, future events or otherwise.

3 Private to Public Value Accretion Opportunity Buy Privately, Sell Publicly, Capture the DifferenceTM

4 Risks Buy Privately, Sell Publicly, Capture the DifferenceTM

5 About Keating Capital (Nasdaq: KIPO) Buy Privately, Sell Publicly, Capture the DifferenceTM

6 Experienced Investment Team Buy Privately, Sell Publicly, Capture the DifferenceTM

7 20 Investments Totaling $62 Million1 Since Inception Buy Privately, Sell Publicly, Capture the DifferenceTM

8 Buy Privately, Sell Publicly, Capture the DifferenceTM Portfolio Company Holding Period Analysis1

9 Characteristics of Portfolio Company Investments1 Buy Privately, Sell Publicly, Capture the DifferenceTM

10 Portfolio Value & Structurally  Protected Appreciation Potential Buy Privately, Sell Publicly, Capture the DifferenceTM

11 Select Co-Investors in the Same Round as KIPO Lead Investor Lead Investor Buy Privately, Sell Publicly, Capture the DifferenceTM

12 Select Co-Investors in the Same Round as KIPO Lead Investor Buy Privately, Sell Publicly, Capture the DifferenceTM

13 Summary Buy Privately, Sell Publicly, Capture the DifferenceTM

14 Buy Privately, Sell Publicly, Capture the DifferenceTM Appendices

15 Appendices Portfolio Composition A-1Current Portfolio Company Investments by Industry A-2 Portfolio Company Characteristics A-3Portfolio Company Investments Detail A-4Summary of Assets & NAV A-5Change in NAV A-6 Performance Scorecard A-7Corporate Information A-8  Buy Privately, Sell Publicly, Capture the DifferenceTM

A-1 Portfolio Composition  Buy Privately, Sell Publicly, Capture the DifferenceTM

A-2 Current Portfolio Company Investments by Industry1 Buy Privately, Sell Publicly, Capture the DifferenceTM

Current Portfolio Company Investments by Industry1 Buy Privately, Sell Publicly, Capture the DifferenceTMA-3 Portfolio Company Characteristics Buy Privately, Sell Publicly, Capture the DifferenceTM

Portfolio Company Characteristics Buy Privately, Sell Publicly, Capture the DifferenceTM

A-4 Portfolio Company Investments Detail Buy Privately, Sell Publicly, Capture the DifferenceTM

A-5 Summary of Assets & NAV Buy Privately, Sell Publicly, Capture the DifferenceTM

A-6 Change in Net Asset Value Buy Privately, Sell Publicly, Capture the DifferenceTM

A-7 Performance Review:  Capital Gains and Distributions Buy Privately, Sell Publicly, Capture the DifferenceTM

A-8 Corporate Information Buy Privately, Sell Publicly, Capture the DifferenceTM